                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               INTELLICORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

          ---------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement no.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                                  INTELLICORP
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 5, 2000

To the Stockholders of IntelliCorp, Inc.:

     The Annual Meeting of Stockholders of IntelliCorp, Inc. (the "Company") will be held at the Grand Hotel, 865 West El Camino Real, Sunnyvale, California, on December 5, 2000 at 9:00 a.m. local time for the following purposes:

     1. To elect six directors to hold office until the next annual meeting of stockholders and until their successors are elected.

     2. To approve the Company's 2000 Stock Option Plan (the "Plan") covering 4,000,000 shares issuable under the Plan.

     3. To approve the Company's 2000 Nonemployee Directors Stock Option Plan (the "Directors Plan") covering 500,000 shares issuable under the Directors Plan.

     4. To transact such other business as properly may come before the meeting, or any adjournment or postponements of the meeting.

     Only stockholders of record at the close of business on October 16, 2000 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements of the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          [/s/ KENNETH H. HAAS]

                                          Kenneth H. Haas,
                                          Director and Chief Executive Officer

Mountain View, California
November 1, 2000

                                   IMPORTANT
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.

                                  INTELLICORP
                            1975 EL CAMINO REAL WEST
                      MOUNTAIN VIEW, CALIFORNIA 94040-2216
                                 (650) 965-5500

To the Stockholders of IntelliCorp, Inc.:

     The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of IntelliCorp, Inc., a Delaware corporation ("IntelliCorp" or the "Company"). The proxy is solicited for use at the annual meeting of stockholders (the "Annual Meeting") to be held at 9:00 a.m. local time on December 5, 2000 at the Grand Hotel, 865 West El Camino Real, Sunnyvale, California. The approximate date on which this proxy statement and the accompanying notice and proxy are being mailed to stockholders is November 1, 2000.

     Only stockholders of record at the close of business on October 16, 2000 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on that date, the Company had outstanding 21,100,607 shares of its Common Stock, par value $.001 per share ("Common Stock"). Holders of Common Stock are entitled to one vote for each share of Common Stock held. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be represented at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted for the election of the directors listed in the proxy for election to the Board and for approval of the other proposals described in this proxy statement.

     Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Proposals Two and Three require the approval of a majority of the shares of Common Stock represented and voting at the meeting at which a quorum is present. Abstentions will have the same effect as votes against such proposal. Broker non-votes, however, will be treated as unvoted for the purposes of determining approval of such proposal and will not be counted as votes for or against such proposals.

     Any stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

     Solicitation of proxies may be by directors, officers and other employees or agents of the Company by personal interview, telephone or telegraph. Costs of solicitation will be borne by the Company.

                                  PROPOSAL ONE

                      NOMINATION AND ELECTION OF DIRECTORS

NOMINATION OF DIRECTORS

     The Bylaws of the Company provide for a Board consisting of not fewer than five nor more than nine directors. The size of the Board is presently set at six. Proxies cannot be voted for more than six directors at the Annual Meeting. The present term of office of all directors will expire at the Annual Meeting.

     Six directors are nominated to be elected at the Annual Meeting to serve until the next annual meeting and until their respective successors are elected. All of the nominees are currently directors of the Company. It is intended that proxies received will be voted FOR the election of the nominees named below unless marked to the contrary. In the event any such person is unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the present Board. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

     The following table indicates the name and age of each nominee, all positions with the Company held by the nominee, and the year during which the nominee first was elected a director.

                    NAME                      AGE    POSITION WITH COMPANY    DIRECTOR SINCE
                    ----                      ---    ---------------------    --------------
Arthur W. Berry(1)(2).......................  59     Director                   1997
Katharine C. Branscomb(1)(2)................  44     Director                   1988
Elmer F. Fisher(1)..........................  62     Director                   2000
Kenneth H. Haas.............................  49     Director and Chief         1993
                                                     Executive Officer
Robert A. Lauridsen(1)(2)...................  52     Director                   1999
Norman J. Wechsler(1)(2)....................  55     Director                   1996

---------------
(1) Compensation and Stock Option Committee Member

(2) Audit Committee Member

BUSINESS EXPERIENCE OF NOMINEES

     Arthur W. Berry became a Director of the Company in August 1997. Since 1990, he has been Chairman of Pecks Management Partners Ltd. in New York, a specialized, institutional investment manager focusing on public and privately placed convertible securities. From 1985 to 1990, Mr. Berry was President of the Alliance Capital Management, L.P. Convertible Fund. Prior to joining Alliance, he was with the Harris Bank in Chicago, first as Senior Portfolio Manager in the bank's individual investment group, then as Vice President and Head of the Special Funds section and Manager of the Harris Convertible Fund. Mr. Berry, a Chartered Financial Analyst, is a graduate of Monmouth College and holds an MBA degree from Washington University. He is a director of Hybridon, Inc.

     Katharine C. Branscomb has been a Director of the Company since October 1988. She is currently Vice President and Director of the Branscomb Family Foundation and a director of Ariat International. From October 1992 to November 1995, she was Senior Vice President of Business Development for Lotus Development Corporation and, in that capacity, served a principal role in the sale of Lotus to IBM in June 1995. From November 1991 until joining Lotus, Ms. Branscomb was the Chief Executive Officer of IntelliCorp, Inc. She had previously held the position of Chief Operating Officer since late 1988. Prior to joining IntelliCorp, Ms. Branscomb was Senior Vice President of Sales and Marketing at Aion Corporation, founding principal and Vice President of Metaphor Computer Systems and a consultant with the Boston Consulting Group, Inc.

     Elmer F. Fisher has been a Director of the Company since July 2000. Mr. Fisher retired in June 2000 from Deloitte Consulting where he held the position of Chairman/CEO at Deloitte Consulting/ICS, a

$1 billion, 5,000 person global SAP consultancy firm. From 1990 - 1995 he worked as the National Managing Director of Operations at Deloitte & Touche.

     Kenneth H. Haas has been a Director of the Company since 1993. Mr. Haas was appointed President of IntelliCorp in October 1992 and Chief Executive Officer in August 1999. He joined the Company in 1983 as General Counsel, became Vice President and Secretary in March 1984 and was appointed Vice President, Finance and Chief Financial Officer in January 1990. Mr. Haas received his B.A. from Harvard College in 1972, his J.D. from Harvard Law School in 1976, and attended the Harvard Business School Advanced Management Program in 1989.

     Robert A. Lauridsen has been a Director of the Company since April 1999. He is a Partner with R.B. Webber & Company in Palo Alto, California, a management consulting firm focused on working with high technology companies. He has been with R.B. Webber since 1995. From 1990 to 1995, Mr. Lauridsen was an executive with Apple Computer; from 1991 as Vice President of Corporate Development. Mr. Lauridsen has also been a Partner with the Boston Consulting Group, Inc. and Booz, Allen & Hamilton's Technology Practice. He was also founder and CEO of Redwood Fire and Casualty Insurance Company, a subsidiary of Berkshire Hathaway Company.

     Norman J. Wechsler has been a Director of the Company since September 1996. He is Chairman and President of Wechsler & Co., Inc., a broker-dealer and investment company, which he joined in 1963. The firm is a member of the NASD and SIPC.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors met seven times during the last fiscal year. Other than for Katharine C. Branscomb, all directors participated in more than 75% of the total number of meetings of the Board and all committees of the Board on which he or she served that were held during the period.

     The Board of Directors has a Compensation and Stock Option Committee and an Audit Committee. The Compensation and Stock Option Committee met five times during the last fiscal year. The functions of this Committee are to review and approve management compensation and to administer the Company's stock option plans.

     The Audit Committee met four times during the last fiscal year. The functions of the Audit Committee are to recommend to the Board the firm of independent auditors to serve the Company, to review the scope, fees and results of the audit by the independent auditors and to review the internal control procedures of the Company.

     The Board of Directors does not have a nominating committee.

COMPENSATION OF DIRECTORS

     The Company's 1991 Nonemployee Directors Stock Option Plan (the "Directors Plan"), as amended provides that if a person who is neither an officer nor an employee of the Company is elected or appointed a director, the Company is required to grant that person an initial nonqualified stock option ("NQO") to purchase 25,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of Common Stock on the date of grant. Generally, each such option will be exercisable in full upon the date of grant. Under the Directors Plan, at the first meeting of the Board following each annual meeting of the stockholders of the Company, the Company is required to grant to each director of the Company who is neither an officer nor an employee of the Company an NQO to purchase 10,000 shares of the Company's Common Stock, at an exercise price equal to the fair market value of Common Stock on the date of the grant. Generally, each such option will be exercisable in full upon the date of grant. The Directors Plan also permits the Board to elect to waive the payment of all or any part of director fees and to credit an amount not greater than such waived fees to reduce the exercise price of options granted under the Directors Plan. The term of any option granted under the Directors Plan is ten years and two days.

     An aggregate of 50,000 options were granted to nonemployee directors under the Directors Plan during the fiscal year ended June 30, 2000.

     Nonemployee directors of the Company have the right to receive an annual fee for their services as directors. During fiscal 2000, all nonemployee directors were entitled to receive an annual fee of $15,000 each, and they elected to waive payment of such fees and to credit a portion of such waived fees to reduce the exercise price of options granted under the Directors Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and ten percent shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Peter Christiansen, David A. Higdon, and Adrian G. Rayner each filed a late Form 4 for February 2000, David J. Loeb filed a late Form 4 for March 2000, and Norman J. Wechsler filed a late Form 5 for June 2000, reporting their respective beneficial ownership in the Company. Other than these instances, based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that, during the fiscal year-ended June 30, 2000, there has been no other failure by any of its officers, directors or 10% shareholders to file on a timely basis any reports required by Section 16(a).

                           BENEFICIAL STOCK OWNERSHIP

     Based on 21,099,733 shares of common stock outstanding as of September 30, 2000, the following table sets forth: (i) the name and address of each person who, to the knowledge of the Company, beneficially owned more than five percent (5%) of the outstanding Common Stock; (ii) the total number of shares beneficially owned by such person; and (iii) the percentage of the outstanding Common Stock so owned. The information relating to ownership of shares is based upon information furnished by the beneficial owner.

                   NAME AND ADDRESS                     NUMBER OF SHARES    PERCENT OF CLASS
                   ----------------                     ----------------    ----------------
SAP AG................................................     1,736,263              8.64%
  Postfach 1461
  D-69185, Walldorf, Germany
Norman J. Wechsler(1).................................     6,817,928             31.14%
  105 South Bedford Road, Suite 310
  Mt. Kisco, NY 10549

---------------
(1) Includes 5,246,695 shares of Common Stock held by Wechsler & Company, Inc., of which Mr. Wechsler is the Chairman of the Board, President, and principal shareholder, including 764,426 shares issuable upon conversion of Preferred Stock and 994,032 shares issuable upon exercise of warrants, 60,000 shares of Common Stock held by Mr. Wechsler's spouse, 5,000 shares of Common Stock held by a trust for the benefit of Mr. Wechsler's minor son, 26,101 shares of Common Stock held by Waco Partners, of which Mr. Wechsler is the managing general partner, outstanding options to purchase 34,375 shares granted directly to Mr. Wechsler under the 1991 Nonemployee Directors Stock Option Plan which were exercisable as of September 30, 2000, or within 60 days from such date, and 1,445,757 shares of Common Stock directly owned by Mr. Wechsler.

     The following table sets forth as of September 30, 2000, beneficial Common Stock ownership information concerning: (i) all current directors and nominees;
(ii) each executive officer named in the Summary Compensation Table; and (iii) all directors and executive officers as a group. Each person has sole investment and voting power with respect to the shares indicated, except as otherwise set forth in the footnotes to the table.

                                                              NUMBER OF    PERCENT OF
                            NAME                              SHARES(1)     CLASS(1)
                            ----                              ---------    ----------
Arthur W. Berry.............................................    311,551(2)     1.54%
Katharine C. Branscomb......................................    172,801           *
Elmer F. Fisher.............................................     35,000           *
Robert A. Lauridsen.........................................     31,250           *
Norman J. Wechsler..........................................  6,817,928(3)    31.14%
Kenneth H. Haas.............................................    479,657        2.33%
David J. Loeb...............................................     60,438           *
Adrian G. Rayner............................................    155,625           *
All directors and executive officers as a group (14
  persons)..................................................  8,351,957(4)    36.29%(4)

---------------
 *  Less than 1%

(1) Assumes that the person has exercised, to the extent exercisable within 60 days and not subject to repurchase on or after September 30, 2000, all options to purchase Common Stock held by him or her and that no other person has exercised any outstanding options.

(2) Includes 32,529 shares of Common Stock issuable upon conversion of Preferred Stock and 45,000 shares issuable upon exercise of warrants.

(3) Includes 5,246,695 shares of Common Stock held by Wechsler & Company, Inc., of which Mr. Wechsler is the Chairman of the Board, President, and principal shareholder, including 764,426 shares issuable upon conversion of Preferred Stock and 994,032 shares issuable upon exercise of warrants, 60,000 shares of Common Stock held by Mr. Wechsler's spouse, 5,000 shares of Common Stock held by a trust for the benefit of Mr. Wechsler's minor son, 26,101 shares of Common Stock held by Waco Partners, of which Mr. Wechsler is the managing general partner, outstanding options to purchase 34,375 shares granted directly to Mr. Wechsler under the 1991 Nonemployee Directors Stock Option Plan which were exercisable as of September 30, 2000, or within 60 days from such date, and 1,445,757 shares of Common Stock directly owned by Mr. Wechsler.

(4) Includes 1,024,251 shares which executive officers and directors as a group have the right to acquire prior to September 30, 2000 through the exercise of options and which are not subject to repurchase after that date and 1,842,237 shares issuable upon conversion of Warrants and Preferred Stock for Mr. Wechsler, Mr. Berry, and Mr. Sulier.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation paid by the Company for services rendered in all capacities during the three most recent fiscal years to the following executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

                                                        ANNUAL COMPENSATION            LONG-TERM
                                                      -----------------------        COMPENSATION
                                            YEAR                  COMMISSION/    ---------------------
                                            ENDED      SALARY        BONUS       SECURITIES UNDERLYING
       NAME AND PRINCIPAL POSITION         JUNE 30       $             $            OPTIONS/SARS(#)
       ---------------------------         -------    --------    -----------    ---------------------
Kenneth H. Haas..........................   2000      $200,000     $      0             150,000
  Director and Chief                        1999      $196,154     $      0                   0
  Executive Officer                         1998      $193,750     $      0              75,000
Sze-Lo (Steve) Tsui(1)...................   2000      $156,475     $ 51,812              60,000
  President                                 1999      $127,051     $ 45,975             210,000
Colin I. Bodell(2).......................   2000      $201,667     $ 18,396              40,000
  Executive Vice President                  1999      $196,154     $      0              30,000
                                            1998      $189,500     $      0              30,000
David J. Loeb............................   2000      $128,938     $101,676              60,000
  Vice President, Consulting                1999      $119,167     $ 46,065              10,000
  & Training                                1998      $106,667     $ 25,500                   0
Adrian G. Rayner.........................   2000      $122,943     $110,592             120,000
  Vice President and Managing               1999      $101,584     $127,751              25,000
  Director, Europe                          1998      $102,564     $136,131              20,000

---------------
(1) Mr. Tsui resigned from IntelliCorp in April 2000.

(2) Mr. Bodell resigned from IntelliCorp in August 2000.

SEVERANCE AGREEMENTS

     In October 1991, the Company executed an agreement with Mr. Haas which provides for a severance payment equal to one year's salary if his employment is terminated without cause.

     The following table shows for each executive officer named in the Summary Compensation Table certain information regarding stock option grants during fiscal year 2000:

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                                                      POTENTIAL REALIZABLE
                                             PERCENT                                        VALUE AT
                                              TOTAL                                       ASSUMED RATES
                             NUMBER OF     OPTIONS/SARS                                  OF STOCK PRICE
                            SECURITIES      GRANTED TO                                  APPRECIATION FOR
                            UNDERLYING      EMPLOYEES      EXERCISE OR                   OPTION TERM(3)
                            OPTION/SARS   IN FISCAL YEAR   BASE PRICE    EXPIRATION   ---------------------
           NAME             GRANTED(2)         2000         ($/SHARE)       DATE         5%         10%
           ----             -----------   --------------   -----------   ----------   --------   ----------
Kenneth H. Haas...........    150,000(4)        7%           $4.6875     02/03/2010   $442,192   $1,120,600
Sze-Lo (Steve) Tsui.......     60,000(5)        3%           $0.8750     07/14/2001   $ 33,017   $   83,671
Colin I. Bodell...........     40,000(4)        2%           $4.6875     11/25/2000   $117,918   $  298,827
David J. Loeb.............     25,000           1%           $1.8750     10/08/2009   $ 29,479   $   74,707
                               35,000(4)        2%           $4.6875     02/03/2010   $103,178   $  261,473
Adrian G. Rayner..........    120,000(4)        6%           $4.6875     02/03/2010   $353,753   $  896,480

---------------
(1) No SAR grants were made to any named executive officer during the year ended June 30, 2000.

(2) The options have a term of ten years and two days and are immediately exercisable upon issuance but are subject to a right of repurchase which expires ratably over a period of 4 years, except for those noted below with alternate repurchase rights. Payment by the optionee on exercise of options may be in cash, by a full recourse promissory note, or by tender of shares. All options are granted at the fair market value of the Company's Common Stock on the date of grant, except for 60,000 options granted to Mr. Tsui which were $1.325 below the fair market value of the Company's Common Stock on the date of grant.

(3) The potential realizable value is based on the term of the option at the date of the grant (10 years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term, and that the option is exercised and sold on the last day of the option term for the appreciated stock price. These amounts represent certain assumed rates of appreciation, in accordance with the rules of the SEC, and do not reflect the Company's estimate or projection of the future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company's Common Stock. There can be no assurance that the amounts reflected in this table will be achieved.

(4) The options granted to Mr. Haas, Mr. Bodell, Mr. Loeb, and Mr. Rayner have a term of ten years and two days and are immediately exercisable upon issuance but are subject to a right of repurchase which expires ratably over a period of one year.

     The following table shows for each executive officer named in the Summary Compensation Table certain information regarding option exercises during fiscal year 2000 and options outstanding as of June 30, 2000:

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                      FISCAL YEAR-END OPTION/SAR VALUES(1)

                             SHARES                        NUMBER OF                  VALUE OF UNEXERCISED
                            ACQUIRED                 SECURITIES UNDERLYING                IN-THE-MONEY
                               ON       VALUE         UNEXERCISED OPTIONS          OPTIONS AT FISCAL YEAR-END
           NAME             EXERCISE   REALIZED   EXERCISABLE/UNEXERCISABLE(2)   EXERCISABLE/UNEXERCISABLE(2)(3)
           ----             --------   --------   ----------------------------   -------------------------------
Kenneth H. Haas...........   78,575    $411,608      359,237/167,188                   $124,017/$0
Sze-Lo (Steve) Tsui.......   58,500    $183,985         58,375/0                       $62,023/$0
Colin I. Bodell...........   70,000    $238,125      108,541/71,459                  $28,125/$21,094
David J. Loeb.............   82,437    $541,397       11,146/65,417                   $2,734/$7,578
Adrian G. Rayner..........        0    $      0      74,375/124,688                  $15,097/$18,262

---------------
(1) No SAR grants were outstanding at June 30, 2000.

(2) All options included in the table are immediately exercisable at the exercise price upon issuance, but the shares issuable upon option exercise are subject to a right of repurchase by the Company upon employment termination. Options identified as "Unexercisable" in the table were subject to a right of repurchase as of fiscal year end.

(3) Based on a closing share price of $1.9375 at fiscal year end.

                                  PROPOSAL TWO

                       APPROVAL OF 2000 STOCK OPTION PLAN

BACKGROUND

     At the Annual Meeting, the stockholders are being asked to approve the 2000 Stock Option Plan (the "Plan"). The Board of Directors adopted the Plan on October 13, 2000. Subject to stockholder approval, this plan provides for the grant of incentive stock options to our employees and nonqualified stock options to our employees, directors and consultants. As of October 13, 2000, 4,000,000 shares of common stock were reserved for issuance under the Plan.

DESCRIPTION OF THE PLAN

     The purposes of the Plan are to: encourage selected employees, directors and consultants to improve operations and increase profits of the Company; encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its affiliates; and increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the Common Stock of the Company, and thereby strengthen the Company by providing added incentive to officers, employees, and consultants for high levels of performance and unusual efforts required to increase the earnings of the Company. Stock options are generally used by technology companies to create such incentives, particularly technology companies in Silicon Valley with which the Company competes directly for employees and consultants. The Company believes that the ability to grant stock options is extremely important to attract, retain, and motivate the individuals essential to the Company's long-term growth and financial success.

     The Company can grant either incentive stock options ("ISOs") or nonqualified stock options ("NQOs") under the Plan. The Plan is administered by the Compensation and Stock Option Committee (the "Option Committee"), which determines the number of shares for which each option shall be granted, whether the option is an ISO or an NQO, the exercise price of the option, the time and amounts in which the option is exercisable, and the option's other terms and conditions. Employees of the Company are eligible to receive ISOs. Consultants and directors are eligible to receive only NQOs. Options granted expire ten years after the date of grant, except for NQO grants, which expire ten years and two days after the date of grant, or earlier, in the event of termination of the optionee's employment, consulting or director relationship with the Company. The per share exercise price of ISOs may not be less than 100% of the fair market value of the Common Stock on the date of grant. The per share exercise price of NQOs may not be less than 85% of the fair market value of the Common Stock on the date of grant. The exercise price of an ISO granted to an individual then owning stock possessing more than ten percent (10%) of the voting power of the Company's outstanding capital stock must be at least equal to one hundred ten percent (110%) of the fair market value on the date of grant, and the maximum term of such an ISO may not exceed five years.

     The consideration payable for, upon exercise of, or for tax payable in connection with, an option grant may be paid in cash, by promissory note of the participant, or by delivery of securities of the Company, if authorized by the administrator of the Plan. The Company will not receive any consideration upon the grant of any options. Options generally may be exercised immediately, or may vest over four or five years, depending upon the particular grant, and must generally be exercised within three months after a participant's employment by, or consulting or director relationship with, the Company terminates. If termination is due to the participant's death, retirement or disability, the options may be exercised for at least six months thereafter. Shares issued upon exercise of options may be subject to a right of repurchase by the Company which generally lapses as to 25% of the total number of shares subject to the option on the anniversary of the grant date and expires as to an additional 6.25% of such shares on a quarterly basis thereafter.

FEDERAL INCOME TAX CONSEQUENCES

     See "Certain Federal Income Tax Consequences" below for a discussion of federal income tax consequences relating to participation in the Plan.

     The following table shows for each executive officer named in the Summary Compensation Table, for all executives as a group, for all non-executive directors as a group and for all non-executive officer employees as a group, the options granted under the 1991 Stock Option Plan for the year ended June 30, 2000.

                                 PLAN BENEFITS

                     NAME AND POSITION                        NUMBER OF SHARES
                     -----------------                        ----------------
Kenneth H. Haas.............................................      150,000
  Director and Chief Executive Officer
Sze-Lo (Steve) Tsui.........................................       60,000
  President
Colin I. Bodell.............................................       40,000
  Executive Vice President
David J. Loeb...............................................       60,000
  Vice President, Consulting & Training
Adrian G. Rayner............................................      120,000
  Vice President and Managing Director, Europe
Executive Group.............................................      250,000
Non-Executive Director Group................................            0
Non-Executive Officer Employee Group........................      931,900

PROPOSAL

     At the Annual Meeting, stockholders will be asked to approve the 2000 Stock Option Plan. Such approval will require the affirmative vote of a majority of the shares of Common Stock represented and voting at the meeting at which a quorum is present. The Board of Directors recommends a vote "FOR" approval of the 2000 Stock Option Plan.

                                 PROPOSAL THREE

               APPROVAL OF 2000 NONEMPLOYEE DIRECTORS OPTION PLAN

BACKGROUND

     At the Annual Meeting, the stockholders are being asked to approve the 2000 Nonemployee Directors Option Plan (the "Directors Plan"). The Board of Directors adopted the Directors Plan on October 13, 2000 to strengthen the Company by providing added incentive to attract and retain nonemployee directors. The Company believes that the ability to grant stock options is extremely important to attract, retain, and motivate the individuals essential to the Company's long-term growth and financial success. Furthermore, the Company believes that the Directors Plan is required to remain competitive in its industry. Stock options are generally used by technology companies to create incentives for directors, especially technology companies in Silicon Valley with which the Company competes directly for directors. As of October 13, 2000, 500,000 shares of common stock were reserved for issuance under the Directors Plan.

DESCRIPTION OF THE DIRECTORS PLAN

     The Directors Stock Plan provides that if a person who is neither an officer nor an employee of the Company is elected or appointed a director, the Company is required to grant that person an initial nonqualified stock option ("NQO") to purchase 25,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of Common Stock on the date of grant. Generally, these options become exercisable in full immediately after the date of grant. Under the Directors Plan, at the first meeting of the Board following each annual meeting of the stockholders of the Company, the Company is required to grant to each director of the Company, then in office for at least six months, who is neither an officer nor an employee of the Company an NQO to purchase 10,000 shares of the Company's Common Stock, at an exercise price equal to the fair market value of Common Stock on the date of the grant. Generally, each such option becomes exercisable in full immediately after the date of grant. The Directors Plan also permits the Board to elect to waive the payment of all or any part of director fees and to credit an amount not greater than such waived fees to reduce the exercise price of options granted under the Directors Plan. The term of any option granted under the Directors Plan is ten years and two days.

     The Directors Plan is administered by the Compensation and Stock Option Committee (the "Option Committee"). No option may be granted under the Directors Plan after October 15, 2010, but outstanding options may extend beyond that date. Options may be exercised for three months after the optionee leaves the Company and, if the optionee's term on the Board is terminated by reason of death, for one year after the optionee's death, but in either case not beyond the original term of the option. No option granted under the Directors Plan is transferable by the optionee other than by will or under the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee. The Directors Plan expires in October 15, 2010, unless earlier terminated by the Board of Directors.

     The following table shows for each executive officer named in the Summary Compensation Table, for all executives as a group, for all non-executive directors as a group and for all non-executive officer employees as a group, the options which may be granted under the 2000 Nonemployee Directors Stock Option Plan over the life of the plan.

                                 PLAN BENEFITS

                     NAME AND POSITION                        NUMBER OF SHARES
                     -----------------                        ----------------
Kenneth H. Haas.............................................            0
  Director and Chief Executive Officer
Sze-Lo (Steve) Tsui.........................................            0
  President
Colin I. Bodell.............................................            0
  Executive Vice President
David J. Loeb...............................................            0
  Vice President, Consulting & Training
Adrian G. Rayner............................................            0
  Vice President and Managing Director, Europe
Executive Group.............................................            0
Non-Executive Director Group................................      500,000
Non-Executive Officer Employee Group........................            0

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY BUT DOES NOT PURPORT TO DESCRIBE PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT OR FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.

INCENTIVE STOCK OPTIONS

     Award; Exercise. ISOs are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code. ISOs may be granted only to employees of the Company (including directors who are also employees). An optionee does not recognize taxable income upon either the grant or exercise of an ISO. However, the excess of the fair market value of the shares purchased upon exercise over the option exercise price (the "Option Spread") is includable in the optionee's "alternative minimum taxable income"

("AMTI") for purposes of the alternative minimum tax ("AMT"). The Option Spread is generally measured on the date of exercise and is includable in the AMTI in the year of exercise. Special rules regarding the time of AMTI inclusion may apply for shares subject to a repurchase right or other "substantial risk of forfeiture" (including, in the case of each person subject to the reporting requirements of Section 16 of the Exchange Act, limitations on resale of shares imposed under Section 16(b) of the Exchange Act).

     Sale of Option Shares. If an optionee holds the shares purchased under an ISO for at least two years from the date the ISO was granted and for at least one year from the date the ISO was exercised, any gain from a sale of the shares other than the Company is taxable as long-term capital gain. Under these circumstances, the Company would not be entitled to a tax deduction at the time the ISO is exercised or at the time the stock is sold. If an optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a "Disqualifying Disposition"), the amount by which the market value of the stock at the time the ISO is exercised exceeds the exercise price (or, if less, the amount of gain realized on the sale) is taxable as ordinary income, the Company is entitled to a corresponding tax deduction. Such income is subject to information reporting requirements and may become subject to income and employment tax withholding. Gain from a Disqualifying Disposition in excess of the amount required to be recognized as ordinary income is capital gain. Optionees are required to notify the Company immediately prior to making a Disqualifying Disposition. If the stock is sold to the Company rather than to a third party, the sale may not produce a capital gain or loss but may constitute a redemption taxable as a dividend unless the redemption is "not essentially equivalent to a dividend" within the meaning of the Code. The timing and amount of income from a Disqualifying Disposition and the beginning of the optionee's holding period for determining whether capital gain or loss is long- or short-term may be affected if option stock is acquired subject to a repurchase right or other "substantial risk of forfeiture" (including in the case of each person subject to the reporting requirements of Section 16 of the Exchange Act, limitations on resale of shares imposed under Section 16(b) of the Exchange
Act).

     Exercise With Stock. If an optionee pays for ISO shares with shares of the Company acquired under an ISO or a qualified employee stock purchase plan ("qualified option stock"), the tender of shares is a Disqualifying Disposition of the qualified option stock if the above-described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the qualified option stock are satisfied, or the shares were not acquired under a qualified stock option of the Company, then any appreciation in value of the surrendered shares is not taxable upon surrender. Special basis and holding period rules apply where previously owned non-qualified option stock is used to exercise an ISO.

NONQUALIFIED STOCK OPTIONS

     Award; Exercise. An optionee is not taxable upon the award of a NQO. Federal income tax consequences upon exercise will depend upon whether the shares thereby acquired are subject to a "substantial risk of forfeiture." If the shares are not subject to a substantial risk of forfeiture, or if they are so restricted and the optionee files an election under Section 83(b) of the Code (a "Section 83(b) Election") with respect to the shares, the optionee will have ordinary income at the time of exercise measured by the Option Spread on the exercise date. The optionee's tax basis in the shares will be the fair market value of the shares on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long- or short-term also will begin on or immediately after that date. If the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, the optionee will not be taxable upon exercise, but instead will have ordinary income on the date the restrictions lapse, in an amount equal to the difference between the amount paid for the shares under the NQO and their fair market value as of the date of lapse; in addition, the optionee's holding period will begin on the date of the lapse.

     Whether or not the shares are subject to a substantial risk of forfeiture, the amount of ordinary income taxable to an optionee who is an employee at the time of grant constitutes "supplemental wages" subject to withholding of income and employment taxes by the Company, and the Company receives a corresponding income tax deduction.

     Sale of Option Shares. Upon sale, other than to the Company, of shares acquired under a NQO, an optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the optionee's tax basis in the shares, which will be long-term gain or loss if the employee's holding period in the shares is more than one year. If stock is sold to the Company, rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not essentially equivalent to a dividend" within the meaning of the Code.

     Exercise with Stock. If an optionee tenders Common Stock to pay all or part of the exercise price of a NQO, the optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the optionee had in the surrendered shares. The additional shares are treated as newly acquired with a zero basis.

     If the surrendered shares are qualified option stock as described above under "Incentive Stock Options", with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the qualified option shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a Disqualifying Disposition of the surrendered stock.

PROPOSAL

     At the Annual Meeting, stockholders will be asked to approve the 2000 Nonemployee Directors Option Plan. Such approval will require the affirmative vote of a majority of the shares of Common Stock represented and voting at the meeting at which a quorum is present. The Board of Directors recommends a vote "FOR" approval of the 2000 Nonemployee Directors Option Plan.

                              INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending June 30, 2001. Ernst & Young LLP has acted in such capacity since its appointment in March 1987. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. The representatives of Ernst & Young LLP also will be available to respond to appropriate questions raised during the Annual Meeting.

                              FINANCIAL STATEMENTS

     The Company's annual report to stockholders for the fiscal year ended June 30, 2000, containing audited consolidated balance sheets as of the end of each of the past two fiscal years and audited consolidated statements of operations, stockholders' equity and cash flows for each of the past three fiscal years, is being mailed with this proxy statement to stockholders entitled to notice of the Annual Meeting.

                             STOCKHOLDER PROPOSALS

     The Company will, in future proxy statements of the Board, include stockholder proposals complying with the applicable rules of the Securities and Exchange Commission and any applicable state laws. In order for a proposal by a stockholder to be included in the proxy statement of the Board relating to the Annual Meeting of Stockholders to be held in fall 2001, that proposal must be received in writing by the Secretary of the Company at the Company's principal executive offices no later than June 30, 2001.

                                 OTHER MATTERS

     The Board knows of no other matters which will be presented to the Annual Meeting. If, however, any other matter is properly presented at the Annual Meeting, the proxy solicited by this Proxy Statement contains discretionary authority on the persons named therein and will be voted in accordance with the judgment of the person or persons holding such proxy. In addition, if the Company is not notified by September 6, 2001 of a proposal to be brought before the 2001 annual meeting by a stockholder, then proxies held by management for such meeting may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [/s/ KENNETH H. HAAS]

                                          Kenneth H. Haas
                                          Director and Chief Executive Officer

Mountain View, California
November 1, 2000

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTPAID ENVELOPE.

                             2000 STOCK OPTION PLAN
                                       OF
                                INTELLICORP, INC.


        1. PURPOSES OF THE PLAN

        The purposes of the 2000 Stock Option Plan (the "Plan") of Intellicorp, Inc., a Delaware corporation (the "Company"), are to:

                (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

               (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

               (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

        Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonstatutory options" ("NSOs").

        2. ELIGIBLE PERSONS

        Employees of the Company or any Affiliate (as defined below) at the date of grant of an Option are eligible to receive ISOs or NQOs. Consultants and non-employee directors of the Company or any Affiliate (as defined below) at the date of grant are eligible to receive only NQOs. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions of the Code. The term "employee" includes an officer or director who is an employee, of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

        3. STOCK SUBJECT TO THIS PLAN

        Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under options granted pursuant to this Plan shall be 4,000,000 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expire unexercised shall become available again for grants under the Plan.

        4. ADMINISTRATION

                4.1 General. This Plan shall be administered by the Board of Directors of the Company (the "Board") or, by a committee (the "Committee") of at least two Board members to which administration of the Plan, or of part of the Plan, is delegated (in either case, the "Administrator").

                4.2 Public Company. From and after such time as the Company registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee shall consist of Board members who are "Non-Employee Directors" as defined under Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto.

                4.3 Authority of Administrator. Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted;
(iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to accelerate the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator (A) may delegate to one or more officers of this corporation the authority to grant Options in an amount not to exceed 10,000 shares of Common Stock to persons other than "executive officers" as defined in the Securities Exchange Act and the rules and regulations thereunder and to determine the fair market value of Common Stock subject to such Options, to determine the exercise price of such Options granted (which need not be identical), including, but not limited to, the time or times at which such Options shall be exercisable, and to determine the terms and provisions of each such Option granted and (B) may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

                4.4 Interpretation by Administrator. All questions of interpretation, implementation, and application of this Plan shall be determined in its absolute discretion by the Administrator. Such determinations shall be final and binding on all persons.

                4.5 Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, if any, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent a transaction under this Plan or action by the Administrator fails to so comply, it shall, to the extent deemed advisable by the Administrator, be modified to comply with Rule 16b-3. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under
Section 16 of the Exchange Act.

        5. GRANTING OF OPTIONS; OPTION AGREEMENT

                5.1 No Options shall be granted under this Plan after ten (10) years from the date of adoption of this Plan by the Board.

                5.2 Each Option shall be evidenced by a written stock option agreement (the "Option Agreement"), in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute the Option Agreement shall not invalidate the granting of an Option, although the exercise of each option shall be subject to Section 6.1.3.

                5.3 The Option Agreement shall specify whether each Option it evidences is an NSO or an ISO.

                5.4 Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval.

        6. TERMS AND CONDITIONS OF OPTIONS

        Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

                6.1 Terms and Conditions to Which All Options Are Subject. Options granted under this Plan shall be subject to the following terms and conditions:

                        6.1.1 Changes in Capital. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its absolute discretion.

                        6.1.2 Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least thirty (30) days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or entity, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, the repurchase rights of the Company with respect to the shares issued or issuable upon exercise of outstanding Options shall expire with respect to twice the number of shares otherwise indicated pursuant to the terms of the Option (up to a maximum of 100%); provided that if Options have been held for more than six (6) months but less than one (1) year the length of time between the date of grant and the date determined by the Administrator in accordance with the next sentence shall be doubled to determine the number of shares as to which repurchase rights shall expire. The Administrator shall have the authority, in its sole discretion to: (i) determine the time prior to consummation of such acquisition when such increased expiration of repurchase rights shall become effective; and (ii) grant more favorable terms regarding expiration of repurchase rights in connection with the occurrence of any such acquisition.

                        6.1.3 Time of Option Exercise. Subject to Section 5 and
Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the Option Agreement granting the Option, or (b) in accordance with a schedule related to the date of the grant of the Option, the date of first employment, or such other date as may be set by the Administrator (in any case, the "Vesting Base Date") and specified in the Option Agreement relating to such Option; provided, however, that the right to exercise an Option must vest at the rate of at least 20% per year over five years from the date the option was granted. Options granted to officers, directors or consultants may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Board of the Administrator in accordance with this Plan. In any case, no Option shall be exercisable until a written Option Agreement in form satisfactory to the Company is executed by the Company and the optionee.

                        6.1.4 Option Grant Date. Except in the case of advance approvals described in Section 5.4, the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

                        6.1.5 Nonassignability of Option Rights. Except as otherwise determined by the Administrator and expressly set forth in the Option Agreement, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, except as otherwise determined by the Administrator and expressly set forth in the Option Agreement, an Option shall be exercisable only by the optionee.

                        6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax or accounting consequences, may authorize any one or more of the following additional methods of payment:

                                (a) Acceptance of the optionee's full recourse
promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed and in no event more than the maximum interest rate allowed under applicable usury laws), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company); and

                                (b) Delivery by the optionee of Common Stock
already owned by the optionee for all or part of the Option price, provided the value (determined as set forth in Section 6.1.11) of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; provided, however, that if an optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the optionee may not, within six (6) months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock without the consent of the Administrator.

                        6.1.7 Termination of Employment.

                                (a) If, for any reason other than death,
disability or "cause" (as defined below), an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within ninety (90) days of the date of such Termination, or such other period of not less than thirty (30) days after the date of such Termination as is specified in the Option Agreement (but in no event after the Expiration Date).

                                (b) If an optionee dies or becomes disabled
(within the meaning of Section 22(c)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve (12) months after the death or twelve (12) months after the disability of the optionee, or such other period of not less than six (6) months from the date of Termination as is specified in the Option Agreement (but in no event after the Expiration
Date).

                                (c) If an optionee is terminated for "cause,"
all Options then held shall terminate and no longer be exercisable as of the date of Termination.

                                (d) For purposes of this Section 6.1.7,
"employment" includes service as a director or as a consultant.

                                (e) For purposes of this Section 6.1.7, an
optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety (90) days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

                                (f) For purposes of this Section 6.1.7, "cause"
shall mean Termination (i) by reason of optionee's commission of a felony, misdemeanor or other illegal conduct involving dishonesty, fraud or other matters of moral turpitude, (ii) by reason of optionee's dishonesty towards, fraud upon, or deliberate injury or attempted injury to the Company or any of its Affiliates, or (iii) by reason of optionee's willfully engaging in misconduct which is materially and demonstrably injurious to the Company or any of its Affiliates.

                        6.1.8 Repurchase of Stock. Unless otherwise provided for by the Administrator in the option agreement, the Common Stock to be delivered pursuant to the exercise of any Option granted to an employee or consultant under this Plan may be subject to a right of repurchase in favor of the Company, with respect to any employee or consultant whose employment or consulting relationship with the Company is terminated, at the Option exercise price per share, and such shares shall be held by the Company in escrow to facilitate the Company's repurchase right. Unless otherwise provided for by the Administrator in the option agreement, the Company's repurchase right shall expire as to 25% of the total amount of the shares subject to the Option on the first anniversary date of the Option grant and shall expire as to an additional 6.25% of such shares on a quarterly basis thereafter. For purposes of the immediately preceding provision, the percentages set forth therein are applicable to full-time employees and the percentage applicable to part-time employees shall be adjusted proportionately to the percentage of full-time employment that such employee is working during the relevant period. Determination of the number of shares subject to such right of repurchase shall be made as of the date the employee's employment by or consultant's consulting relationship with, the Company terminates, not as of the date that any Option granted to such employee or consultant is thereafter exercised.

                        6.1.9 Withholding and Employment Taxes. At the time of exercise of an Option or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its absolute discretion, after considering any tax or accounting consequences, an optionee may elect to (i) deliver a full recourse promissory note on such terms as the Administrator deems appropriate,
(ii) tender to the Company previously owned shares of Stock or other securities of the Company, or (iii) have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company to pay some or all of the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option. Any election pursuant to clause (ii) above, where the optionee is tendering Common Stock issued pursuant to the exercise of an Option, shall require that such shares have been held at least six (6) months prior to the Tax Date. Any securities tendered or withheld in accordance with this
Section 6.1.9 shall be valued by the Company as of the Tax Date.

                        6.1.10 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

                        6.1.11 Determination of Value. For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

                                (a) If the stock of the Company is listed on any
established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.

                                (b) If the stock of the Company is regularly
quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

                                (c) In the absence of an established market for
the stock, the fair market value thereof shall be determined in good faith by the Administrator, by consideration of such factors as the Administrator in its discretion deems appropriate among the recent issue price of other securities of the Company, the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

                        6.1.12 Option Term. Subject to Section 6.3.5, no NQO shall be exercisable more than ten (10) years and two (2) days after the date of grant no ISO shall be exercisable more than ten (10) years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the Option Agreement is referred to in this Plan as the "Expiration Date").

                        6.1.13 Exercise Price. The exercise price of any Option granted to any person who owns, directly or by attribution under the Code currently Section 424(d), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Stockholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

                6.2 Terms and Conditions to Which Only NQOs Are Subject. Except as set forth in Section 6.1.13, the exercise price of a NQO shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.11) of the stock subject to the Option on the date of grant.

                6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

                        6.3.1 Exercise Price. Except as set forth in Section 6.1.13, the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

                        6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

                        6.3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

                        6.3.4 Vesting. Notwithstanding any other provision of this Plan, ISOs granted under all incentive stock option plans of the Company and its subsidiaries may not "vest" for more than $100,000 in fair market value of stock (measured on the grant dates(s)) in any calendar year. For purposes of the preceding sentence, an option "vests" when it first becomes exercisable. If, by their terms, such ISOs taken together would vest to a greater extent in a calendar year, and unless otherwise provided by the Administrator, ISOs with lower exercise prices shall vest before ISOs with higher exercise prices, regardless of the grant date.

                        6.3.5 Term. Notwithstanding Section 6.1.12, no ISO granted to any Ten Percent Stockholder shall be exercisable more than five (5) years after the date of grant.

        7. MANNER OF EXERCISE

                7.1 An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

                7.2 Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of an optionee shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

        8. EMPLOYMENT OR CONSULTING RELATIONSHIP

        Nothing in this Plan or any Option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

        9. FINANCIAL INFORMATION

        The Company shall provide to each optionee during the period such optionee holds an outstanding Option, and to each holder of Common Stock acquired upon exercise of Options granted under the Plan for so long as such person is a holder of such Common Stock, annual financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company. Such financial statements shall include, at a minimum, a balance sheet and an income statement, and shall be delivered as soon as practicable following the end of the Company's fiscal year.

        10. CONDITIONS UPON ISSUANCE OF SHARES

        Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

        11. NONEXCLUSIVITY OF THE PLAN

        The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

        12. MARKET STANDOFF

        Each Optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during the 180-day period following the effective date of a registration statement of the company filed under the Securities Act; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 180-day period.

        13. AMENDMENTS TO PLAN

        The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that stockholder approval is advisable.

        14. EFFECTIVE DATE OF PLAN

        This Plan shall become effective upon adoption by the Board provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders' meeting, is obtained within twelve (12) months after adoption by the Board. If such stockholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such twelve (12) month period. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.


Plan adopted by the Board of Directors on October 13, 2000.

Plan approved by Stockholders on ___________, 2000.

                  2000 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN
                                       OF
                                INTELLICORP INC.


        1. PURPOSES OF THE PLAN

                The purposes of the 2000 Nonemployee Directors Stock Option Plan of Intellicorp Inc., a Delaware corporation, are: (a) to encourage Nonemployee Directors to accept or continue their association with the Company; and (b) to increase the interest of Nonemployee Directors in the Company's operations and increased profits through participation in the growth in value of the Common Stock of the Company.

        2.     DEFINITIONS

                As used herein, the following definitions shall apply:

                (a) "Administrator" shall mean the entity, either the Board or a committee appointed by the Board, responsible for administering this Plan, as provided in Section 5.

                (b) "Affiliate" shall mean a parent or subsidiary corporation as defined in the applicable provisions of the Code.

                (c) "Annual Option" shall have the meaning set forth in Section 6(b).

                (d) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

                (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                (f) "Common Stock" shall mean the Common Stock of the Company.

                (g) "Company" shall mean Intellicorp, Inc., a Delaware corporation.

                (h) "Director Fee" shall mean the cash amount, if any, a Nonemployee Director shall be entitled to receive for serving as a director of the Company in any fiscal year.

                (i) "Fair Market Value" shall mean, as of the date in question, the last transaction price quoted by the Nasdaq National Market System or Nasdaq Small Cap Market System on the date of grant; provided, however, that if the Common Stock is not traded on such market system or the foregoing shall otherwise be inappropriate, then the

Fair Market Value shall be determined by the Administrator in good faith at its sole discretion and on such basis as it shall deem appropriate. Such determination shall be conclusive and binding on all persons.

                (j) "Initial Option" shall have the meaning set forth in Section 6(a).

                (k) "Nonemployee Director" shall mean any person who is a member of the Board but is not an employee of the Company or any Parent or Subsidiary of the Company and has not been an employee of the Company or any Parent or Subsidiary of the Company at any time during the preceding twelve (12) months.

                (l) "Option" shall mean a stock option granted pursuant to this Plan.

                (m) "Option Agreement" shall mean the written agreement described in Section 6(c) evidencing the grant of an Option to a Nonemployee Director and containing the terms, conditions and restrictions pertaining to such Option.

                (n) "Option Shares" shall mean the Shares subject to an Option granted under this Plan.

                (o) "Optionee" shall mean a Nonemployee Director who holds an Option.

                (p) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                (q) "Plan" shall mean this 2000 Nonemployee Directors Stock Option Plan of Intellicorp, Inc., as it may be amended from time to time.

                (r) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission, or any successor rule thereto.

                (s) "Section" unless the context clearly indicates otherwise, shall refer to a Section of this Plan.

                (t) "Share" shall mean a share of Common Stock, as adjusted in accordance with Section 8(a).

                (u) "Subsidiary" shall mean a "subsidiary corporation" of the Company, whether now or hereafter existing, within the meaning of Section 424(f) of the Code, but only for so long as it is a "subsidiary corporation".

        3. ELIGIBLE PERSONS

                Every person who at the date of grant of an Option is a Nonemployee Director is eligible to receive Options under this Plan.

        4. STOCK SUBJECT TO THIS PLAN

                Subject to Section 8(a) of this Plan, the maximum aggregate number of Shares which may be issued on exercise of Options granted pursuant to this Plan is 500,000 Shares. The Shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

        5. ADMINISTRATION

                (a) This Plan shall be administered by the Board, or by a committee (the "Committee") of at least two Board members to which administration of the Plan is delegated (in either case, the "Administrator"), in accordance with the requirements of Rule 16b-3.

                (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its sole discretion: (i) to determine the Fair Market Value of the Shares subject to Option; (ii) to interpret this Plan; (iii) to prescribe, amend and rescind rules and regulations relating to this Plan; (iv) to defer (with the consent of the Optionee) or accelerate the exercise date of any Option; (v) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (vi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company, as it deems proper.

                (c) All questions of interpretation, implementation and application of this Plan shall be determined by the Administrator. Such determination shall be final and binding on all persons.

        6. GRANT OF OPTIONS

                (a) Grant for Initial Election or Appointment to Board. Subject to the terms and conditions of this Plan, beginning at any time after the Company's 2001 Annual Stockholder's meeting, if any person who is not an officer or employee of the Company is first elected or appointed as a member of the Board and is otherwise considered a "Nonemployee Director" as defined herein, then the Company shall grant to such Nonemployee Director on such day an Option to purchase 25,000 Shares ("Initial Option") at an exercise price equal to the Fair Market Value of such Shares on the date of such Initial Option grant, subject to the limitation of Section 8(i).

                (b) Grant for Re-election to Board. Subject to the terms and conditions of this Plan, on the date of the first meeting of the Board immediately following each annual meeting of stockholders of the Company beginning with the Company's 2001 Annual Stockholders Meeting (even if held on the same day as the meeting of stockholders) the Company shall grant to each Nonemployee Director then in office for longer than six months, an Option to purchase 10,000 shares (the "Annual Option") at an exercise price equal to the Fair Market Value of such Shares.

                (c) No Option shall be granted under this Plan after ten (10) years and two (2) days from the date of adoption of this Plan by the Board. Each Option shall be evidenced by a written Option Agreement, in form and substance satisfactory to the Company, executed by the Company and the Optionee. Failure by the Company, the Nonemployee Director, or both to execute an Option Agreement shall not invalidate the granting of an Option; however, the Option may not be exercised until the Option Agreement has been executed by both parties.

        7. DIRECTOR FEE ELECTION

                Upon election by the Board, all or any part of the Director Fees can be waived in any given year, and the Director Fees waived may be applied by the Board to reduce the exercise price of Options granted to the Nonemployee Directors pursuant to Sections 6(a) and 6(b). The amount of Director Fees waived may vary from year to year, and upon election by the Board, an amount less than the amount of Director Fees waived may be applied to reduce the exercise price of Options with the balance forgiven. By way of example, if the Board elects pursuant to this Section to waive an aggregate of $15,000 of Director Fees which would otherwise be payable to three Nonemployee Directors ($5,000 of fees for each), an amount of up to $15,000 (up to $5,000 each) may be applied by the Board to reduce the exercise price of Options granted pursuant to Section 6(b), so that if each of the three Nonemployee Directors in this example are granted Options for 5,000 shares exercisable at $1.50 each, the $5,000 could be applied to reduce the exercise price of these options to $.50 per share ($5,000 / 5,000 shares = $1.00 per share reduction in exercise price).

        8. TERMS AND CONDITIONS OF OPTIONS

                Each Option granted under this Plan shall be subject to the terms and conditions set forth in this Section 8.

                (a) Changes in Capital Structure. Subject to subsection 8(b), if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation, or reorganization, appropriate adjustments shall be made in: (i) the number and class of shares of Common Stock subject to this Plan and each Option outstanding under this Plan; and (ii) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Each such adjustment shall be subject to approval by the Administrator in its sole discretion.

                (b) Corporate Transactions. In the event of a merger, consolidation, reorganization, similar transaction or series of related transactions in which the holders of the Company's outstanding shares immediately before such transaction or series of transactions do not, immediately after such transaction or series of transactions, retain stock representing a majority of the voting power of the surviving entity or in the event of a sale of all or substantially all of the assets of the Company, all outstanding Options shall become vested, and any right of repurchase shall lapse, immediately prior to the consummation of such transaction, and each Option shall thereafter remain exercisable for a period of thirty days from the consummation of such transaction.

                (c) Time of Option Exercise. Subject to the other provisions of this Plan, each Option shall be for a term of ten (10) years and two (2) days. Each Option shall be exercisable in full on the date of grant.

                (d) Limitation on Other Grants. The Administrator shall have no discretion to grant Options under this Plan other than as set forth in Sections 8(a) and 8(b).

                (e) Nonassignability of Option Rights. No Option shall be assignable or otherwise transferable by the Optionee, except by will or the laws of descent and distribution. During the life of an Optionee, an Option shall be exercisable only by the Optionee.

                (f) Payment. Except as provided below, payment in full, in cash, shall be made for all Option Shares purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. Payment may also be made pursuant to a cashless exercise/sale procedure. At the time an Option is granted or exercised, the Administrator, in its absolute discretion, may authorize any one or more of the following additional methods of payment: (i) acceptance of the Optionee's full recourse promissory note for all or part of the Option price, less any par value per share, which must be paid in cash, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest on debt instruments of such type would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the Shares); (ii) delivery by the

Optionee of Common Stock already owned by the Optionee for all or part of the Option price, provided the Fair Market Value of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the Optionee is authorized to pay by delivery of such stock; provided, however, that if an Optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the Optionee may not, within six (6) months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock; and (iii) any other consideration and method of payment to the extent permitted under the Delaware General Corporation Law.

               (g) Termination as Director. Unless determined otherwise by the Administrator in its absolute discretion, to the extent not already expired or exercised, an Option shall terminate at the earlier of: (i) the expiration of the term of the Option; or (ii) three (3) months after the last day served by the Optionee as a director of the Company; provided, that an Option shall be exercisable after the date of termination of service as a director only to the extent exercisable on the date of termination; and provided further, that if termination of service as a director is due to the Optionee's death or "disability" (as determined in accordance with Section 22(e)(3) of the Code), the Optionee, or the Optionee's personal representative (or any other person who acquires the Option from the Optionee by will or the applicable laws of descent and distribution), may at any time within twelve (12) months after the termination of service as a director (or such lesser period as is specified in the Option Agreement but in no event after the expiration of the term of the Option), exercise the rights to the extent they were exercisable on the date of the termination.

                (h) Withholding and Employment Taxes. At the time of exercise of an Option (or at such later time(s) as the Administrator may prescribe), the Optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its sole discretion, an Optionee shall be permitted to elect, by means of a form of election to be prescribed by the Administrator, to have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company or to tender to the Company other shares of Common Stock or other securities of the Company owned by the Optionee on the date of determination of the amount of tax to be withheld as a result of the exercise of such Option (the "Tax Date") to pay the amount of withholding taxes due. Any securities so withheld or tendered shall be valued by the Company as of the Tax Date.

                (i) Option Term. Each Option shall expire ten years (10) and two
(2) days after the date of grant.

                (j) Exercise Price. The exercise price of any Option granted to any person who owns, directly or by attribution under the Code currently Section 424(d), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Stockholder") shall in no event be less than 110% of the fair market value (determined in accordance with 2(i) of the stock covered by the Option at the time the Option is granted.

        9. MANNER OF EXERCISE

                (a) An Optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 8(e) and, if required, by payment of any federal or state withholding or employment taxes required to be withheld due to exercise of the Option. The date the Company receives written notice of an exercise accompanied by payment of the exercise price and any required federal or state withholding or employment taxes will be considered as the date such Option was exercised. Unless otherwise provided by the Administrator, Options may be exercised only twice in any calendar year.

                (b) Promptly after the date an Option is exercised, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the Optionee or such other person a certificate or certificates for the requisite number of shares of Common Stock. An Optionee or transferee of an Optionee shall not have any privileges as a stockholder with respect to any Common Stock covered by the Option until the date of issuance of a stock certificate.

        10. NO RIGHT TO DIRECTORSHIP

                Neither this Plan nor any Option shall confer upon any Optionee any right with respect to continuation of the Optionee's membership on the Board or shall interfere in any way with provisions in the Company's Certificate of Incorporation, as amended, and Bylaws, as amended, relating to the election, appointment, terms of office, and removal of members of the Board.

        11. LEGAL REQUIREMENTS

                The Company shall not be obligated to offer or sell any Shares upon exercise of any Option unless the Shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the Shares are otherwise in compliance with all applicable securities laws and the regulations of any stock exchange on which the Company's securities may then be listed. The Company shall have no obligation to register the Shares covered by this Plan under the federal securities laws or take any other steps as may be necessary to enable the Shares covered by this Plan to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in the Shares to comply with applicable securities laws. Certificates evidencing Shares acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreements.

        12. AMENDMENTS TO PLAN

                The Board may amend this Plan at any time. Without the consent of an optionee, no amendment may adversely affect outstanding Options. No amendment shall require stockholder approval unless:

                (a) stockholder approval is required to meet the exemptions provided by Rule 16b-3, or any successor rule thereto or under applicable state statutes; or

                (b) The Board otherwise concludes that stockholder approval is advisable.

        13. STOCKHOLDER APPROVAL; TERM

                This Plan shall become effective upon adoption by the Board of Directors; provided, however, that no Option shall be exercisable unless and until written consent of holders of a majority of the outstanding shares of capital stock of the Company, or approval by holders of a majority of shares of capital stock of the Company present, or represented, and entitled to vote at a validly called stockholders' meeting (or such greater number as may be required by law or applicable governmental regulations or orders) is obtained within twelve (12) months after adoption by the Board. This Plan shall terminate ten
(10) years after adoption by the Board unless terminated earlier by the Board. The Board may terminate this Plan at any time without stockholder approval. No Options shall be granted after termination of this Plan, but termination shall not affect rights and obligations under then-outstanding Options.



Adopted by the Board of Directors:      October 13, 2000

Approved by the Stockholders:           ______________, 2000

Item 1 - To elect as directors Arthur W. Berry, Katharine C. Branscomb, Elmer F. Fisher, Kenneth H. Haas, Robert A. Lauridsen and Norman J. Wechsler.

FOR all nominees listed (except as indicated below)

WITHHOLD AUTHORITY to vote (as to all nominees)


To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below:


-----------------------------------

Item 2 - To approve the Company's 2000 Stock Option Plan (the "Plan") covering 4,000,000 shares issuable under the Plan.


-----------------------------------

Item 3 - To approve the Company's 2000 Nonemployee Directors Stock Option Plan (the "Directors Plan") covering 500,000 shares issuable under the Directors Plan.



FOR

AGAINST

ABSTAIN


This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholders. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying Proxy Statement.

Dated:                                    , 2000
      -----------------------------------


-----------------------------------
            Signature

-----------------------------------
            Signature

Please date and sign exactly as name(s) appear(s) hereon. If shares are held jointly, each holder should sign. Please give full title and capacity in which signing if not signing as an individual.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE.

IntelliCorp

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoint(s) Kenneth H. Haas and Jerome F. Klajbor, and each of them, with full power of substitution, the lawful attorney and proxy of the undersigned to vote as designated on the reverse side, and, in their discretion, upon such other business as may properly be presented to the meeting, all of the shares of INTELLICORP, INC. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders to be held on December 5, 2000, and at any adjournments or postponements thereof.

(Continued and to be signed on the other side)